UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2011
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)
27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)
(248) 946-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
     This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by ITC Holdings Corp. (the “Company”) on June 1, 2011 (the “Original Filing”). The purpose of this amendment is to disclose the Company’s decision regarding how frequently it will conduct future shareholder advisory votes on the compensation of its named executive officers. Item 5.07 of the Original Filing is amended and restated as set forth below. There are no other changes to the Original Filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     At the Company’s annual meeting of shareholders held on May 26, 2011, the shareholders (a) reelected all seven of the directors nominated for election, (b) approved, by a non-binding vote, executive compensation, (c) recommended, by non-binding vote, an advisory vote by shareholders on executive compensation be held each year, (d) approved an amendment and restatement of our Amended and Restated 2006 Long Term Incentive Plan to provide for an extension of the term of the plan for an additional four years and ratifying the performance measures for purposes of the performance-based compensation exemption in Section 162(m) of the Internal Revenue Code, (e) approved an amendment to our Employee Stock Purchase Plan to provide for an extension of the term of the plan for an additional four years and (f) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ended December 31, 2011. The following table sets forth the results of the voting at the meeting.

Nominee			For	Withheld	Broker Non-Votes

Edward G. Jepsen			37,847,561	705,137	3,164,841
Richard D. McLellan			37,846,779	705,919	3,164,841
William J. Museler			38,469,384	83,314	3,164,841
Hazel R. O’Leary			38,460,719	91,979	3,164,841
Gordon Bennett Stewart, III			37,856,810	695,888	3,164,841
Lee C. Stewart			37,604,264	948,434	3,164,841
Joseph L. Welch			37,900,603	652,095	3,164,841

Proposal		For	Against	Abstain	Broker Non-Votes

To approve, by non-binding vote, executive compensation		36,608,033	1,566,634	378,031	3,164,841

Proposal	One Year	Two Years	Three Years	Abstain	Broker Non-Votes

To recommend, by non-binding vote, the frequency of the executive compensation votes	22,354,152	768,186	14,850,742	578,464	3,164,841

Proposal		For	Against	Abstain	Broker Non-Votes

Approval of amendment and restatement of the Amended and Restated 2006 Long Term Incentive Plan and ratification of performance measures		21,811,135	16,363,432	378,131	3,164,841

Proposal		For	Against	Abstain	Broker Non-Votes

Approval of amendment to the Employee Stock Purchase Plan		38,136,386	54,306	360,852	3,164,841

Proposal		For	Against	Abstain	Broker Non-Votes

Ratification of appointment of Deloitte & Touche LLP		41,150,040	545,433	22,066	—
     On August 17, 2011, after considering the results of the shareholder advisory vote on executive compensation and other factors, the Company’s Board of Directors determined that it will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next vote on the frequency of such advisory vote is conducted or until the Board of Directors determines that a different frequency for such advisory vote would be in the best interest of the Company’s shareholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
August 23, 2011

ITC HOLDINGS CORP.
By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its: Senior Vice President and General Counsel